UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    October 15, 2009

Commission File No. 000-16929

SOLIGENIX, INC.
(Exact name of small business issuer as specified in its charter)

DELAWARE		41-1505029
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite C-10 Princeton, NJ		08540
(Address of principal executive offices)		(Zip Code)
(609) 538-8200
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

    On October 15, 2009, Soligenix, Inc., (the Company), formerly known as DOR BioPharma, Inc., a late-stage biotechnology company, announced that it initiated enrollment in its confirmatory Phase 3 randomized, double-blind, placebo-controlled, multicenter clinical trial evaluating orBec® for the treatment of acute gastrointestinal Graft-versus-Host disease (GI GVHD). The initiation of enrollment in this trial also triggered the payment and receipt by the Company of a $1 million milestone pursuant to the Company’s collaboration agreement with Sigma-Tau Pharmaceuticals, Inc.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Description

99.1          Press release issued by the Company on October 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           SOLIGENIX, INC.

October 19, 2009	by:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.            Description

99.1        Press release issued by the Company on October 15, 2009.